                                                                    EXHIBIT 10.7

                              *** CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT (INDICATED BY ASTERISKS) HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER 17 C.F.R. SECTIONS 200.80(B)(4), 200.83 AND 230.406.


      This CAPITAL REIMBURSEMENT AGREEMENT (the "Agreement") dated this 19th day of December, 2003, is entered into by and between Patheon Inc. ("Patheon") and Santarus, Inc. ("Santarus").

      WHEREAS Patheon and Santarus have entered into a manufacturing and supply agreement (the "MSA") dated the date hereof pursuant to which Patheon will manufacture commercial supplies of a product known as SAN-05 (a powder for suspension) ("SAN-05") for Santarus; and

      WHEREAS Patheon and Santarus have agreed that in anticipation of the commercial manufacturing of SAN-05 Patheon will acquire certain equipment and implement certain facility improvements to address Santarus' packaging capacity requirements, on the terms and conditions set forth herein (the "Capacity Expansion Plan");

      NOW THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, the parties agree as follows:

1.    CAPITAL EXPENDITURES

      1.1 A detailed description of the packaging equipment (the "Packaging Equipment") and the facility improvements, including associated utility upgrades ("Facility Improvements") required to implement the Capacity Expansion Plan is outlined in Schedule A. The capital expenditures and related costs (the "Expenditures") associated with the Facility Improvements and Packaging Equipment is also detailed in Schedule A.

      1.2   Patheon shall pay            ***

                              ***

      1.3   Subject to Sections 5 and 6 hereof, Santarus shall pay ***

                                         ***
                                         ***
                                         ***


2.    EXPENDITURE APPROVAL

      Before any Packaging Equipment Expenditures are incurred by Patheon, it shall first obtain the prior written approval of Santarus for such Expenditure. Such approval may be obtained by an authorized representative of Santarus executing the relevant Patheon Capital Appropriation Approval Form.



*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

3.    TIMELINE

      Patheon shall be responsible for    ***   .

4.    REPRESENTATION

      Patheon represents that prior to and following the implementation of the Facility Improvements and the purchase of the Packaging Equipment and related materials, as well as the purchase of the additional equipment
      contemplated by                      ***
                                           ***
                                           ***
                                           ***

5.    PATHEON REIMBURSEMENT

      No later than the *** following the date upon which Patheon has delivered to Santarus an aggregate of *** of SAN-05 under the terms of the MSA, Patheon shall pay to Santarus the Reimbursement Amount.

6.    TERMS & CONDITIONS WHILE PACKAGING EQUIPMENT IS OWNED BY SANTARUS

      Between the date hereof and the date Patheon has paid the Reimbursement Amount to Santarus:

      6.1 Patheon shall operate and use the Packaging Equipment in accordance with the instructions set forth in the service manual provided by the manufacturer(s) of the Packaging Equipment, if any.

      6.2 Patheon shall conduct routine and preventative maintenance of the Packaging Equipment.

      6.3 Patheon shall indemnify, defend and hold Santarus harmless from and against any claims, liabilities, damages, or expenses ("Claims") in connection with any loss, destruction of or damage to the Packaging Equipment while such Packaging Equipment is situated on Patheon's premises relating to Patheon's use, operation or possession of the Packaging Equipment other than those Claims that arise from a defect in the Packaging Equipment.

      6.4 Title and risk of loss to the Packaging Equipment shall remain with Patheon while the Packaging Equipment is situated on Patheon's premises.



*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

      6.5 Patheon shall carry adequate insurance for the Packaging Equipment under its blanket policy covering risk of loss or damage by fire, extended coverage perils and other risks generally provided for under such blanket policy.


      6.6 In the event that the MSA is terminated or expires prior to the payment by Patheon of the Reimbursement Amount pursuant to Section 5, ***
                                         ***
                                         ***
                                         ***


            (c) If Santarus desires the return of the Packaging Equipment, then Santarus shall pay Patheon for all reasonable costs relating to:

                  i)                                ***
                                    ***
                  ii)                               ***

7.    All dollar amounts expressed herein are U.S. dollars.

8. This Agreement shall be construed and enforced in accordance with the laws of the State of *** (without regard to principles of conflicts of law).

9. This Agreement and the other agreements referenced herein contain the entire understanding of the parties with respect to the subject matter herein and supersedes all previous agreements (oral and written), negotiations and discussions.

10. The parties may modify or amend the provisions hereof only by an instrument in writing duly executed by both of the parties.

11. Neither party may assign or otherwise transfer its rights or obligations hereunder without the prior written consent of the other party.

In witness whereof, the parties have executed this Agreement as of the date first written


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

above.

PATHEON INC.                                       SANTARUS, INC.

By:    /s/ Riccardo Treeroce                       By:     /s/ Gerald T. Proehl
    --------------------------------                      --------------------------------

Name:  Riccardo Treeroce                           Name:  Gerald T. Proehl
      ------------------------------                      --------------------------------
       General Counsel & Senior Vice President
Title: Corporate Administration                    Title: President & CEO
       -----------------------------                      --------------------------------

                                   SCHEDULE A

                             CAPACITY EXPANSION PLAN


                                       ***
                                       ***
                                       ***

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.